UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2014

PreAxia Health Care Payment Systems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53490	20-4395271
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

#207, 1410 – 11th Avenue SW Calgary, Alberta	T3C OM8
(address of principal executive offices)	(zip code)

(403) 850-4120
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD LOOKING STATEMENTS

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

a)	In December 2013, the Board of Directors for PreAxia Health Care Payments Systems, Inc. approved a resolution to terminate our current auditors and engage new auditors. On January 6, 2014, the Company informed its registered independent public accountant, Patrick Rodgers, CPA, PA, of Altamonte Springs, Florida, (“PR”) of the decision.

b)	PR's report on the financial statements for the year ended May 31, 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting.

c)	Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial audit for the years ended May 31, 2012 and the interim periods through January 6, 2014, there have been no disagreements with PR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PR would have caused them to make reference thereto in their report on the financial statements.

d)	We have authorized PR to respond fully to the inquiries of the successor accountant

e)	During the year ended May 31, 2012, and though the period ended January 6, 2014, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f)	The Company provided a copy of the foregoing disclosures to PR prior to the date of the filing of this Report and requested that PR furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. Our former auditors did not provide a letter of agreement as an attachment. On March 6, 2014, PR had its registration with the PCAOB revoked and he is no longer responding to requests.

(2) New Independent Accountants:

a)	On January 10, 2014, the Company engaged DKM Certified Public Accountants (“DKM”) of Clearwater, Florida, as its new registered independent public accountant. During the years ended May 31, 2013 and 2012 and any interim periods through January 10, 2014, we did not consult with DKM regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by DKM, in either case where written or oral advice provided by DKM would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

The Registrant provided Patrick Rodgers, CPA, PA with an exhibit 16.1 letter to sign but the firm refused to sign the letter.

ITEM 9.01. Financial Statements and Exhibits.

a. None

b. None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PreAxia Health Care Payments Systems, Inc.

Dated: April 23, 2014	/s/ Tom Zapatinas
Tom Zapatinas
Chief Executive Officer

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